                                                                    EXHIBIT 99.4


                                VOTING AGREEMENT

      THIS VOTING AGREEMENT ("Agreement") is entered into as of May 28, 2004, by and between ACLARA BIOSCIENCES, INC., a Delaware corporation (the "Company"), and ____________________ ("Stockholder").

                                    RECITALS

      A. Stockholder is a holder of record and the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) of certain shares of common stock of ViroLogic, Inc., a Delaware corporation ("Parent").

      B. Parent, Apollo Acquisition Sub, Inc., a Delaware corporation ("Merger Sub I"), Apollo Merger Subsidiary, LLC, a Delaware limited liability company ("Merger Sub II") and the Company are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the "Reorganization Agreement") which provides (subject to the conditions set forth therein) for the merger of Merger Sub I into the Company ("Merger I") and immediately following the effectiveness of Merger I, the merger of the Company with and into Merger Sub II ("Merger II," and together with Merger I, the "Transaction").

      C. In order to induce the Company to enter into the Reorganization Agreement, Stockholder is entering into this Agreement.

                                    AGREEMENT

      The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

            For purposes of this Agreement:

            (A) The term "ACQUISITION PROPOSAL" shall have the meaning assigned to it in the Reorganization Agreement.

            (B) Stockholder shall be deemed to "OWN" or to have acquired "OWNERSHIP" of a security if Stockholder: (i) is the record owner of such security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

            (C) "PARENT COMMON STOCK" shall mean the common stock, par value $0.001 per share, of Parent.

            (D) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

            (E) "SUBJECT SECURITIES" shall mean: (i) all securities of Parent (including all shares of Parent Common Stock and all options, warrants and other rights to acquire shares of Parent Common Stock, but excluding any shares Owned by any limited partnership or limited liability company in which Stockholder is a partner or member, as the case may be) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of Parent (including all additional shares of Parent Common Stock and all additional options, warrants and other rights to acquire shares of Parent Common Stock, but excluding any shares Owned by any limited partnership or limited liability company in which Stockholder is a partner or member, as the case may be) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Voting Covenant Expiration Date.

            (F) A Person shall be deemed to have a effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than the Company; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than the Company; or (iii) reduces such Person's beneficial ownership of, interest in or risk relating to such security.

            (G) "VOTING COVENANT EXPIRATION DATE" shall mean the earliest to occur of: (a) the date upon which the Reorganization Agreement is validly terminated; (b) the date upon which Merger I is consummated; and (c) the date upon which the Board of Directors of Parent validly makes a Change of Recommendation (as defined in the Reorganization Agreement) pursuant to Section 5.3(d) of the Reorganization Agreement.

SECTION 2. TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

      2.1 RESTRICTION ON TRANSFER OF SUBJECT SECURITIES. Subject to Section 2.3, during the period from the date of this Agreement through the Voting Covenant Expiration Date, Stockholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected.

      2.2 RESTRICTION ON TRANSFER OF VOTING RIGHTS. During the period from the date of this Agreement through the Voting Covenant Expiration Date, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted, and no other voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

      2.3 PERMITTED TRANSFERS. Section 2.1 shall not prohibit a transfer of Parent Common Stock by Stockholder (i) to any member of his immediate family, or to a trust for the benefit of Stockholder or any member of his immediate family,
(ii) upon the death of Stockholder, or (iii) if Stockholder is a partnership or limited liability company, to one or more partners or members of Stockholder or to an affiliated corporation under common control with Stockholder; provided, however, that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company, to be bound by the terms of this Agreement.

SECTION 3. VOTING OF SHARES

      3.1 VOTING COVENANT. Stockholder hereby agrees that, prior to the earlier to occur of the valid termination of the Reorganization Agreement or the consummation of Merger I, at any meeting of the stockholders of Parent, however called, unless otherwise directed in writing by the Company, Stockholder shall cause the Subject Securities to be voted:

            (A) in favor of the Charter Amendment and the Share Issuance (each as defined in the Reorganization Agreement) and in favor of any action in furtherance of any of the foregoing; and

            (B) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of Parent in the Reorganization Agreement; and

            (C) against the following actions (other than the Transaction and the transactions contemplated by the Reorganization Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Parent; (B) any sale, lease or transfer of a material amount of assets of Parent; (C) any reorganization, recapitalization, dissolution or liquidation of Parent; (D) any change in a majority of the board of directors of Parent; (E) any amendment to Parent's certificate of incorporation or bylaws; (F) any material change in the capitalization of Parent or Parent's corporate structure; and (G) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Transaction or any of the other transactions contemplated by the Reorganization Agreement or this Agreement.

Prior to the earlier to occur of the valid termination of the Reorganization Agreement or the consummation of Merger I, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause "(a)", "(b)", or "(c)" of the preceding sentence.

      3.2 PROXY; FURTHER ASSURANCES.

            (A) Contemporaneously with the execution of this Agreement, Stockholder shall deliver to the Company a proxy in the form attached to this Agreement as Exhibit A with respect to the shares referred to therein (the "Proxy").

            (B) Stockholder shall, at his or its own expense, perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in the Company the power to carry out and give effect to the provisions of this Agreement.

SECTION 4. WAIVER OF APPRAISAL RIGHTS

      Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Transaction or any related transaction that Stockholder or any other Person may have by virtue of any outstanding shares of Parent Common Stock Owned by Stockholder.

SECTION 5. NO SOLICITATION

      Stockholder agrees that, during the period from the date of this Agreement through the Voting Covenant Expiration Date, Stockholder shall not, directly or indirectly, and Stockholder shall ensure that his or its representatives do not, directly or indirectly: (i) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal;
(ii) furnish any information regarding Parent or any subsidiary of Parent to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could lead to an Acquisition Proposal;
(iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal; (iv) approve, endorse or recommend any Acquisition Proposal; or (v) enter into any letter of intent or similar document or any agreement or understanding contemplating or otherwise relating to any Acquisition Proposal. Stockholder shall immediately cease and discontinue, and Stockholder shall ensure that his or its representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

      Stockholder hereby represents and warrants to the Company as follows:

      6.1 AUTHORIZATION, ETC. Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and the Proxy and to perform his or its obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is a general or limited partnership, then Stockholder is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Stockholder is a limited liability company, then Stockholder is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.

      6.2 NO CONFLICTS OR CONSENTS.

            (A) The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which he or it or any of his or its properties is or may be bound or affected; or

(ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his or its affiliates or properties is or may be bound or affected.

            (B) The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not, require any consent or approval of any Person.

      6.3 TITLE TO SECURITIES. As of the date of this Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions, except such as may exist under applicable securities laws) the number of outstanding shares of Parent Common Stock set forth under the heading "Shares Held of Record" on the signature page hereof; (b) Stockholder holds (free and clear of any encumbrances or restrictions, except such as may exist under applicable securities laws or under the terms of the applicable securities) the options, warrants and other rights to acquire shares of Parent Common Stock set forth under the heading "Options and Other Rights" on the signature page hereof; (c) Stockholder Owns the additional securities of Parent set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of Parent, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of Parent, other than the shares and options, warrants and other rights set forth on the signature page hereof.

      6.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the Voting Covenant Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger I as if made on that date.

SECTION 7. NO AGREEMENT AS DIRECTOR, OFFICER OR EMPLOYEE

      Stockholder makes no agreement or understanding in this Agreement in Stockholder's capacity as a director, officer or employee of Parent, and nothing in this Agreement will limit or affect any actions or omissions taken by Stockholder in Stockholder's capacity as a director, officer or employee, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement.

SECTION 8. ADDITIONAL COVENANTS OF STOCKHOLDER

      8.1 FURTHER ASSURANCES. From time to time and without additional consideration, Stockholder shall (at Stockholder's sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Stockholder's sole expense) take such further actions, as the Company may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

SECTION 9. MISCELLANEOUS

      9.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties, covenants and agreements made by Stockholder in this Agreement shall survive (i) the consummation of the Transaction, (ii) any termination of the Reorganization Agreement, and (iii) the Voting Covenant Expiration Date.

      9.2 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

      9.3 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

            if to Stockholder:

                  at the address set forth on the signature page hereof; and

            if to the Company:

                  Alfred G. Merriweather
                  Chief Financial Officer
                  ACLARA BioSciences, Inc.
                  1288 Pear Ave.
                  Mountain View, California  94043
                  email: amerriweather@aclara.com
                  phone: (650) 210-1283
                  Fax:   (650) 210-1210

      9.4 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

      9.5 ENTIRE AGREEMENT. This Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

      9.6 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and his heirs, estate, executors and personal representatives and his or its successors and assigns, and shall inure to the benefit of the Company and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or
Section 8.1 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than the Company and its successors and assigns) any rights or remedies of any nature.

      9.7 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither the Company nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.7, and Stockholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

      9.8 NON-EXCLUSIVITY. The rights and remedies of the Company under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of the Company under this Agreement, and the obligations and liabilities of Stockholder under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations.

      9.9 GOVERNING LAW; VENUE.

            (A) This Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

            (B) Any legal action or other legal proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of Delaware. Stockholder:

                  (I) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of Delaware in connection with any such legal proceeding;

                  (II) agrees that service of any process, summons, notice or document by U.S. mail addressed to him or it at the address set forth on the signature page hereof shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

                  (III) agrees that each state and federal court located in the State of Delaware shall be deemed to be a convenient forum; and

                  (IV) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of Delaware, any claim that Stockholder is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

      Nothing contained in this Section 9.9 shall be deemed to limit or otherwise affect the right of the Company to commence any legal proceeding or otherwise proceed against Stockholder in any other forum or jurisdiction.

            (C) STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT OR THE PROXY.

      9.10 COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

      9.11 CAPTIONS. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

      9.12 ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against Stockholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

      9.13 WAIVER. No failure on the part of the Company to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The Company shall not be deemed to have waived any claim available to the Company arising out of this Agreement, or any power, right, privilege or remedy of the Company under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

      9.14 CONSTRUCTION.

            (A) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

            (B) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

            (C) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

            (D) Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

      IN WITNESS WHEREOF, the Company and Stockholder have caused this Agreement to be executed as of the date first written above.

                                         ACLARA BIOSCIENCES, INC.

                                         By:
                                            ------------------------------------


                                         STOCKHOLDER


                                         ---------------------------------------
                                         Name:

                                         Address:
                                                  ------------------------------

                                                  ------------------------------

                                         Facsimile:
                                                   -----------------------------


Shares Held of Record      Options and Other Rights     Additional Securities Beneficially Owned
---------------------      ------------------------     ----------------------------------------


                                    EXHIBIT A

                                  FORM OF PROXY

      The undersigned stockholder (the "Stockholder") of VIROLOGIC, INC., a Delaware corporation ("Parent"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Thomas G. Klopack, Alfred G. Merriweather and ACLARA BIOSCIENCES, INC., a Delaware corporation (the "Company"), and each of them, the attorneys and proxies of the Stockholder with full power of substitution and resubstitution, to the full extent of the Stockholder's rights with respect to (i) the outstanding shares of capital stock of Parent owned of record by the Stockholder as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of Parent which the Stockholder may acquire on or after the date hereof. (The shares of the capital stock of Parent referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the Stockholder with respect to any of the Shares are hereby revoked, and the Stockholder agrees that no subsequent proxies will be given with respect to any of the Shares.

      This proxy is granted in connection with the Voting Agreement, dated as of the date hereof, between the Company and the Stockholder (the "Voting Agreement"), and is granted in consideration of the Company entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Apollo Acquisition Sub, Inc., Apollo Merger Subsidiary, LLC and the Company (the "Reorganization Agreement") which provides (subject to the conditions set forth therein) for the merger of Merger Sub I into the Company ("Merger I") and immediately following the effectiveness of Merger I, the merger of the Company with and into Merger Sub II ("Merger II," and together with Merger I, the "Transaction"). This proxy will terminate on the Voting Covenant Expiration Date (as defined in the Voting Agreement).

      Until the earliest to occur of (a) the date upon which the Reorganization Agreement is validly terminated; (b) the date upon which Merger I is consummated; and (c) the date upon which the Board of Directors of Parent validly makes a Change of Recommendation (as defined in the Reorganization Agreement) pursuant to Section 5.3(d) of the Reorganization Agreement, the attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time at any meeting of the stockholders of Parent, however called, and in connection with any written action by consent of stockholders of Parent:

            (i) in favor of the Charter Amendment and the Share Issuance (each as defined in the Reorganization Agreement) and in favor of any action in furtherance of any of the foregoing; and

            (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of Parent in the Reorganization Agreement; and

            (iii) against the following actions (other than the Transaction and the other transactions contemplated by the Reorganization Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Parent; (B) any sale, lease or transfer of a material amount of assets of Parent; (C) any reorganization, recapitalization, dissolution or liquidation of Parent; (D) any change in a majority of the board of directors of Parent; (E) any amendment to Parent's certificate of incorporation or bylaws; (F) any material change in the capitalization of Parent or Parent's corporate structure; and (G) any other action which is intended, or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Transaction or any of the other transactions contemplated by the Reorganization Agreement.

      The Stockholder may vote the Shares on all other matters not referred to in this proxy, and the attorneys and proxies named above may not exercise this proxy with respect to such other matters.

      This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Shares).

      Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Stockholder agrees that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this proxy shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Stockholder agrees to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

Dated:  May 28, 2004
                                      Name

                                          Number of shares of common stock of
                                          Parent owned of record as of the date
                                          of this proxy:

                                          --------------------------------------


                                      A-2